Exhibit 10.7
SIXTH AMENDMENT TO LOAN AGREEMENT
Dated: June 16, 2009

BORROWER:	LENDER:

FIRST FINANCIAL BANKSHARES, INC.	THE FROST NATIONAL BANK
P. O. Box 701	P. O. Box 1600
Abilene, Texas 79604	San Antonio, Texas 78296
     This Sixth Amendment to Loan Agreement (“Amendment”) is entered into as of the above date by and between Borrower and Lender and modifies that certain Loan Agreement dated as of December 31, 2004 by and between Borrower and Lender, relating to a Loan in the original amount of $50,000,000.00 (“Loan Agreement”). The Loan Agreement was initially amended by First Amendment to Loan Agreement dated December 31, 2005, by Second Amendment to Loan Agreement dated December 31, 2006, by Third Amendment to Loan Agreement dated December 31, 2007, by Fourth Amendment to Loan Agreement dated July 24, 2008 and was subsequently amended by Fifth Amendment to Loan Agreement dated December 31, 2008. The Borrower and Lender hereby agree to amend the Loan Agreement as follows:
1.	Sections 5.02, 5.03 and 5.08 set forth on page 12 and 13 of the Loan Agreement are hereby amended to add the FDIC special assessment levied against assets during fiscal year 2009 to Net Income for the sole purpose of calculating the Return on Equity, Return on Assets, and Dividends covenants, respectively, for fiscal year 2009 only.

2.	All liens and security interests securing the Loan are expressly renewed and carried forward to secure the Loan as amended pursuant to this Amendment.

3.	Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the respective meanings set forth in the Loan Agreement.

4.	All of the terms, provisions, covenants, warranties and agreements contained in the Loan Agreement shall remain in full force and effect as therein written, except as amended hereby. The Loan Agreement, as amended, is hereby ratified and confirmed in all respects.
     The parties hereto have caused this Sixth Amendment to Loan Agreement to be duly executed as of the date set forth above.
NOTICE TO OBLIGOR
(Required by State Law)

     For the purpose of this Notice, the term “WRITTEN AGREEMENT” shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.
THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BORROWER:		LENDER:

FIRST FINANCIAL BANKSHARES, INC.		THE FROST NATIONAL BANK

By:	/s/ F. Scott Dueser	By:	/s/ Jerry Crutsinger

	F. SCOTT DUESER, President, CEO &		JERRY CRUTSINGER,
	Chairman of the Board		Senior Vice President

GUARANTOR: FIRST FINANCIAL BANKSHARES OF DELAWARE, INC.
By:	/s/ Gary L. Webb
	Name:	Gary L. Webb
	Title:	President